

Gulfport ENERGY

CLEANSING MATERIALS

November 15, 2020

BUSINESS PLAN MODEL ASSUMPTIONS

		Oct-Dec 2020	2021	2022	2023	2024
10/14/2020 Strip	Oil ($/bbl)	$41.25	$42.93	$43.53	$44.01	$44.54
	Gas ($/Mcf)	$2.64	$3.03	$2.66	$2.48	$2.45
Realized[1]	Oil ($/bbl)	$36.46	$38.97	$39.69	$40.21	$40.77
	Gas ($/Mcf)	$2.00	$2.62	$2.28	$2.07	$2.05
	NGL (% of WTI)	50%	42%	50%	39%	39%

GROSS WELLS



3
28
26
26
36
Oct-Dec 2020
2021
2022
2023
2024

NET WELLS



3
26
23
24
26
Oct-Dec 2020
2021
2022
2023
2024

PRODUCTION (MMCFE/D)

Appalachia Average EUR[2] of 23.2 Bcfe with ~1.1% Liquids
SCOOP Average EUR[2] of 25.9 Bcfe with ~22.1% Liquids



Appalachia
SCOOP
1,084
180
905
1,008
246
762
999
256
743
1,079
276
803
1,072
276
796
Oct-Dec 2020E
2021
2022
2023
2024

D&C CAPEX ($MM)[3]

Appalachia Avg. Gross Op. Well Cost: ~$980/ft | Avg. Lateral Length: ~11.2k ft
SCOOP Avg. Gross Op. Well Cost: ~$1,140/ft | Avg. Lateral Length: ~10.0k ft



$40
$289
$288
$284
$337
Oct-Dec 2020E
2021
2022
2023
2024

CASH COSTS | LOE ($MM)



$15
$59
$59
$64
$64
Oct-Dec 2020E
2021
2022
2023
2024

CASH COSTS | GP&T ($MM)



$61
$226
$234
$254
$250
Oct-Dec 2020E
2021
2022
2023
2024

Source: Company Management.
(1) Unhedged realized prices.
(2) 3-Stream EUR for operated development locations.
(3) Inclusive of leasehold capex.

BUSINESS PLAN MODEL ASSUMPTIONS

NYMEX Strip @ 10/14/2020	Oct-Dec 2020	2021	2022	2023	2024
Oil ($/bbl)	$41.25	$42.93	$43.53	$44.01	$44.54
Gas ($/Mcf)	$2.64	$3.03	$2.66	$2.48	$2.45

EBITDA ($MM)[1]



10/14/2020 Strip
Flat $2.60
Flat $2.75
Flat $2.90
$/Mcf Gas Price
Oct-Dec 2020E: $122 ($2.64), $102 ($2.60), $111 ($2.75), $121 ($2.90)
2021: $653 ($3.03), $505 ($2.60), $557 ($2.75), $609 ($2.90)
2022: $519 ($2.66), $496 ($2.60), $548 ($2.75), $600 ($2.90)
2023: $478 ($2.48), $524 ($2.60), $580 ($2.75), $637 ($2.90)
2024: $470 ($2.45), $527 ($2.60), $584 ($2.75), $641 ($2.90)

G&A	Oct-Dec 2020E	2021	2022	2023	2024
Expensed[2]	$13	$46	$43	$44	$45
Capitalized[3]	$7	$26	$25	$25	$26

UNLEVERED FREE CASH FLOW ($MM)[1][4][5]



10/14/2020 Strip
Flat $2.60
Flat $2.75
Flat $2.90
~$74 MM of one time restructuring fees in 2021
Oct-Dec 2020E (6): $46, $25, $35, $45
2021: $223, $75, $127, $179
2022: $214, $191, $243, $295
2023: $177, $222, $279, $336
2024: $116, $172, $229, $286

Note: Reflects hedge book as of 10/14/2020.
(1) Includes ~$70-90 MM annual margin improvement from assumed rejection of certain firm transportation obligations.
(2) Includes stock-based compensation (excluding capitalized portion).
(3) Excluded from EBITDA calculation and included in Unlevered Free Cash Flow calculations.
(4) Free Cash Flow calculated using unlevered operating free cash flow (pre-working cap) less incurred capitalized G&A, and capital expenditures. Including change in NWC would increase FCF by ~$10-30 MM annually over the projection period for all price cases.
(5) Free Cash Flow is net of one-time restructuring related fees.
(6) Excludes $393 MM of non-recurring Utica drilling contract termination costs.

UTICA MIDSTREAM AND MARKETING OVERVIEW

UTICA MIDSTREAM OPTIONALITY OVERVIEW



CARROLL
JEFFERSON
HARRISON
CADIZ PLANT
GUERNSEY
BELMONT
NOBLE
MONROE
MORGAN
WASHINGTON
Cadiz Plant
Gathering Pipeline
Dry
Wet
Condensate
Oil
Gulfport Operated Lease
0 5 10
Miles

MIDSTREAM GATHERING & PROCESSING HIGHLIGHTS

- Expansive gathering system built and operated by two reliable, experienced midstream companies servicing both rich and dry acreage
- Connectivity to vast majority of the downstream pipelines in the area
- Multiple interconnects into each of the takeaway pipes, bolstering flow assurance.
- Acreage dedications with limited, low minimum volume commitments
- All contracts fixed fees, actual fuels and recoveries
- Firm gas transport still balanced even under slower development pace with diversified deliveries in both the Midwest and Gulf markets

KEY CONTRACT TERMS

Agreement Type	Counterparty	Maturity
Gathering & Processing	MPLX and EQM	Through 2033
Residue Gas Takeaway	DEO, DTI, TGP, Tetco, Rex, Rover, TCO (downstream TGT, ANR, NGPL)	Through 2035
NGL Fractionation	Hopedale (C3+), Cadiz (C2)	Through 2033

SCOOP MIDSTREAM AND MARKETING OVERVIEW

SCOOP Midstream Optionality Overview



Dibble
Ninnekah
Alex
Bradley
GRADY
Lindsay
Rush Springs
Grady Plant
GARVIN
Marlow
Bray
Foster
STEPHENS
Stephens Plant
Velma Plant
Tatums
County Line
Ratliff City
Enable EGT
Enable EOIT
KM NGPL
Gathering Lines
Gulfport Operated Acreage
AMI
0
5
10
Miles

Midstream Gathering and Processing Key Highlights

Acreage dedication arrangement for all horizontal development to Woodford Express ("WEX") for gathering and processing

- Competitive gathering and processing contracts with fixed fees, fuels and recoveries
- Owned by Intensity Midstream

Gathering and processing overview:

- Recently laid 16" and 20" trunk lines throughout the dedication area
- Primary connection to WEX Grady Plant
  - Additional connections to Enable, ONEOK and Targa processing plants

Takeaway overview:

- Residue Gas: Enable, NGPL & Midship (2Q20 startup)
- NGLs: DCP and ONEOK

Oil production transported by truck to Cushing

Key Contract Terms

Agreement Type	Counterparty	Maturity
Gathering & Processing	INTENSITY (Woodford Express)	Through 2028
Residue Gas Takeaway	MIDSHIP PIPELINE (Gulfport is anchor shipper)	Through 2029
NGL Takeaway	dcp Midstream (Southern Hills Pipeline) ONEOK (Arbuckle)	Through 2028

3P RESOURCE SUMMARY

NYMEX Strip @ 10/14/2020					
	Oct-Dec 2020	2021	2022	2023	2024
Oil ($/bbl)	$41.25	$42.93	$43.53	$44.01	$44.54
Gas ($/Mcf)	$2.64	$3.03	$2.66	$2.48	$2.45

3P Net Resource as of October 1, 2020 @ 10/14/2020 Strip

		Well Count	Gas (Bcf)	Oil (MMBbls)	NGL (MMBbls)	Total (Bcfe)	D&C Capital ($MM)	PV-10 ($MM)
APPALACHIA	Proved Developed Producing / Non Prod	657	1,513	3	7	1,569	$0	$1,100
	Proved Undeveloped[(1)]	91	1,284	4	3	1,320	$764	$257
	Probable / Possible	173	1,671	10	24	1,876	$1,141	$254
	Total Reserves	**921**	**4,468**	**16**	**33**	**4,765**	**$1,906**	**$1,620**
SCOOP	Proved Developed Producing	489	350	5	19	492	$0	$352
	Proved Undeveloped[(1)]	73	696	6	32	924	$486	$223
	Probable / Possible	612	1,588	41	53	2,155	$1,679	$221
	Total Reserves	**1,174**	**2,635**	**52**	**104**	**3,572**	**$2,164**	**$795**
TOTAL	Proved Developed Producing / Non Prod	1,146	1,863	8	25	2,061	$0	$1,462
	Proved Undeveloped[(1)]	164	1,980	10	35	2,245	$1,250	$480
	Probable / Possible	785	3,259	51	77	4,031	$2,820	$474
	Total Reserves	**2,095**	**7,102**	**68**	**137**	**8,336**	**$4,070**	**$2,416**

3P Net Resource as of October 1, 2020 @ $2.75/Mmbtu and $50/bbl

		Well Count	Gas (Bcf)	Oil (MMBbls)	NGL (MMBbls)	Total (Bcfe)	D&C Capital ($MM)	PV-10 ($MM)
APPALACHIA	Proved Developed Producing / Non Prod	657	1,580	3	7	1,641	$0	$1,219
	Proved Undeveloped[(1)]	114	1,456	4	4	1,507	$900	$418
	Probable / Possible	277	2,415	12	28	2,660	$1,765	$482
	Total Reserves	**1,048**	**5,450**	**19**	**40**	**5,807**	**$2,665**	**$2,119**
SCOOP	Proved Developed Producing	483	366	5	19	513	$0	$410
	Proved Undeveloped[(1)]	73	704	6	32	935	$486	$311
	Probable / Possible	841	2,424	46	79	3,173	$2,468	$420
	Total Reserves	**1,397**	**3,494**	**57**	**131**	**4,621**	**$2,954**	**$1,142**
TOTAL	Proved Developed Producing / Non Prod	1,140	1,946	8	27	2,154	$0	$1,629
	Proved Undeveloped[(1)]	187	2,160	10	37	2,442	$1,386	$729
	Probable / Possible	1,118	4,839	58	107	5,832	$4,233	$903
	Total Reserves	**2,445**	**8,945**	**76**	**171**	**10,428**	**$5,619**	**$3,261**

Note: PV-10 value is on a pro forma for assumed rejection of certain firm transportation obligations resulting in midstream savings of approximately $200MM for PDP and $250MM for undeveloped.
(1) Includes wells deemed to meet technical PUD qualification that are expected to be drilled within the next ~5 years.

3P RESOURCE SUMMARY (CONT'D)

3P Net Resource as of October 1, 2020 @ $2.90/MMBTU and $55/BBL	Well Count	Gas (Bcf)	Oil (MMBbl)	NGL (MMBbl)	Total (Bcfe)	D&C Capital ($MM)	PV-10 ($MM)
PDP / PNP	1,151	1,981	8	28	2,195	$0	$1,838
PUD[1]	189	2,191	10	37	2,477	$1,406	$910
PRB / POS	1,239	5,163	60	117	6,226	$4,542	$1,233
Total Reserves	2,579	9,335	78	183	10,898	$5,948	$3,981

3P Net Resource as of October 1, 2020 @ $3.25/MMBTU and $60/BBL	Well Count	Gas (Bcf)	Oil (MMBbl)	NGL (MMBbl)	Total (Bcfe)	D&C Capital ($MM)	PV-10 ($MM)
PDP / PNP	1,162	2,036	8	29	2,258	$0	$2,266
PUD[1]	190	2,205	10	38	2,495	$1,415	$1,274
PRB / POS	1,386	5,498	62	126	6,627	$4,937	$1,871
Total Reserves	2,738	9,738	81	193	11,379	$6,352	$5,411

(1) Includes wells deemed to meet technical PUD qualification that are expected to be drilled within the next ~5 years.

TOTAL CREDIT ASSURANCE SUPPORT

SUMMARY OF CREDIT OUTSTANDING (10/22/20)

LOCs for Midstream/Marketing Support	$ 173,380,884
Bonds for Midstream/Marketing Support	$ 105,057,180
Total Midstream/Marketing Credit Assurance	**$ 278,438,064**
Bonds for Operational Use	$ 6,300,645
Total Credit Assurance	**$ 284,738,709**
LOCs for Surety Collateral*	$ 70,332,955

**LOCs of $70MM are collateral for the $105MM in surety bonds, effectively a blended rate of ~67%*

SURETY BONDS OUTSTANDING DETAIL

Counterparty	Bond Holder	Bond Amount
Dominion East Ohio (F)	US Fire Ins Co	$ 39,992,500
Rover Pipeline (F)	US Fire Ins Co	$ 19,500,000
Rover Pipeline (F)	QBENA Surety	$ 19,500,000
Columbia Gas (F)	Everest National	$ 14,600,000
Ohio River System (G)	US Fire Ins Co	$ 4,000,000
ANR Pipeline (F)	Everest National	$ 3,822,500
Dominion Trans (F)	US Fire Ins Co	$ 3,642,180
Operational Use Bonds	US Fire Ins Co	$ 3,769,400
Operational Use Bonds	Everest National	$ 1,793,000
Operational Use Bonds	Argonaut Ins. Co.	$ 388,245
Operational Use Bonds	RLI Insurance Co.	$ 350,000
** (F) FERC (G) Gathering*		**$ 111,357,825**

LETTER OF CREDIT DETAIL

Counterparty	Collateral type	LOC amount
United States Fire Insurance Co.	Collateral for surety	$ 46,319,080
Rover Pipeline	FERC pipeline	$ 38,927,500
Texas Gas Transmission	FERC pipeline	$ 37,725,200
Texas Eastern Transmission LP	FERC pipeline	$ 27,010,000
Rockies Express Pipeline	FERC pipeline	$ 16,627,798
Columbia Gas Transmission	FERC pipeline	$ 14,600,000
Everest National Insurance Co	Collateral for surety	$ 13,816,875
EQM Olympus Midstream	Gathering	$ 13,754,922
QBENA Surety	Collateral for surety	$ 9,750,000
Tennessee Gas Pipeline Co	FERC pipeline	$ 8,100,000
MPLX - Markwest	Gathering	$ 5,865,020
Enable Gas Transmission	FERC pipeline	$ 5,446,504
ANR Pipeline Company	FERC pipeline	$ 3,822,500
Tennessee Valley Authority	Gas Sale	$ 600,000
Nexus Gas Transmission	FERC pipeline	$ 586,440
Argonaut Insurance Co	Collateral for surety	$ 250,000
Natural Gas Pipeline Co	FERC pipeline	$ 240,000
RLI Insurance Co	Collateral for surety	$ 197,000
Texas Eastern Transmission	FERC pipeline	$ 75,000
		$ 243,713,839

GULFPORT ENERGY HEADQUARTERS

3001 Quail Springs Parkway

Oklahoma City, OK 73134

www.gulfportenergy.com

INVESTOR RELATIONS

(405) 252-4550

Investor_relations@gulfportenergy.com